UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PLANET GREEN HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLANET GREEN HOLDINGS CORP.
9841 Washingtonian Blvd., Suite 200
Gaithersburg, MD 20878

To the Stockholders of Planet Green Holdings Corp.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Planet Green Holdings Corp. (“we,” “us,” “our,” or the “Company”) which will be held at 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878, on November 24, 2020 at 9:00 a.m. Eastern time.

At the Annual Meeting, our stockholders will be asked to consider and vote upon the following proposals:

●	to elect five directors to serve as members of our board of directors (the “Board”) for one-year terms;

●	to approve the 2020 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex A;

●	to ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

●	to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

●	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement.

We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournments of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this proxy statement carefully. The Annual Meeting is intended to meet any and all requirements of the NYSE American with respect to annual meeting for our fiscal year 2020.

After careful consideration, considering all relevant factors, including the recommendation of the audit committee of the Board, our Board unanimously recommends that our stockholders vote FOR all of the proposals presented to our stockholders in the accompanying proxy statement.

Only holders of the Company’s common stock at the close of business on October 9, 2020 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Thank you for your support and continued interest in our Company.

By Order of the Board of Directors,

/s/ Bin Zhou
Chairman of the Board of Directors

Gaithersburg, MD

October 14, 2020

PLANET GREEN HOLDINGS CORP.

9841 Washingtonian Blvd., Suite 200
Gaithersburg, MD 20878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 24, 2020

To the Stockholders of Planet Green Holdings Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of stockholders (the “Annual Meeting”) of Planet Green Holdings Corp., a Nevada corporation (“we,” “us,” “our” or the “Company”), will be held at 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878, on November 24, 2020 at 9:00 a.m. Eastern time, and at any reconvened meeting following any adjournment or postponement of the Annual Meeting.

You are cordially invited to attend the Annual Meeting for the following purposes:

●	The Director Election Proposal—to consider and vote upon a proposal to elect five directors to serve as members of our Board for one year terms;

●	The Incentive Plan Proposal—to approve the 2020 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex A;

●	The Auditor Ratification Proposal—to ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

●	The Say-On-Frequency Proposal—to approve, on an advisory basis, a non-binding resolution of a one, two or three year frequency for a vote on the compensation of our named executive officers.

The notice, this proxy statement and the form of proxy enclosed are being first sent to our stockholders on or about October 16, 2020. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

Only holders of the Company’s common stock at the close of business on October 9, 2020 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call Daqi Cui, our Chief Operating Officer, at (202) 891-8907, or our transfer agent, Empire Stock Transfer, Inc. at (702) 818-5898.

By Order of the Board of Directors,

/s/ Bin Zhou
Chairman of the Board of Directors

Gaithersburg, MD

October 14, 2020

i

QUESTIONS AND ANSWERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q: Why did I receive this proxy statement?

A: This proxy statement is being provided to you in connection with our Board’s solicitation of proxies for use at the Annual Meeting. As a holder of our common stock as of the close of business on October 9, 2020 (the “Record Date”), you are invited to attend the Annual Meeting and to vote in person or by proxy on the proposals described in this proxy statement.

Q: What is being voted on at the Annual Meeting?

A: Our Board is soliciting your vote for the following proposals to be voted on at the Annual Meeting:

●	The Director Election Proposal - To consider and vote upon a proposal to elect five directors to serve as members of our Board for one-year terms;

●	The Incentive Plan Proposal - To approve the 2020 Equity Incentive Plan (the “Incentive Plan”), a copy of which is attached hereto as Annex A;

●	The Auditor Ratification Proposal - To ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

●	The Say-On-Frequency Proposal - To approve, on an advisory basis, a non-binding resolution of a one, two or three year frequency for a vote on the compensation of our named executive officers.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of common stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

Q: Do I have dissenters’ rights of appraisal?

A: The Nevada Revised Statutes do not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with any of the proposals herein.

Q: How many votes do I have?

A: On the Record Date, there were 11,027,765 shares of common stock issued and outstanding. Each stockholder is entitled to one vote for each outstanding share of common stock held as of the Record Date.

Q: What is the difference between holding shares of common stock as a holder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, the Company sent this proxy statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone, fax, or over the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q: What is the quorum required for the Annual Meeting?

A: Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the Annual Meeting. As of the Record Date, 5,513,883 shares of our common stock would be required to achieve a quorum.

Q: How do I vote?

A: You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By telephone, fax, or over the Internet. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

●	In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q: Can I change my vote after I have voted?

A: You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q: What happens if I do not give specific voting instructions?

A: If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. The Director Election Proposal, the Incentive Plan Proposal and the Say-On-Frequency Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). The Auditor Ratification Proposal is considered a routine matter, and therefore brokers can exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matters being voted on at the Annual Meeting.

Q: What vote is required to approve each proposal?

A: The proposal to elect five directors to serve as members of our Board for one year terms requires the affirmative vote of a plurality of the votes cast by shares represented in person or proxy and entitled to vote for the election of directors. This means that the five nominees receiving the most votes will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Votes withheld as to this proposal will not affect the election of the candidates that receive the plurality of the vote.

The vote to approve the Incentive Plan requires the affirmative “FOR” votes of a majority of the votes cast on this proposal.

The proposal for the ratification of the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative “FOR” votes of a majority of the votes cast on this proposal.

The stockholders may either vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.” The Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders.

Q: How are abstentions and broker non-votes treated?

A: For the purpose of determining whether our stockholders have approved a proposal, with respect to the Director Election Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Say-On-Frequency Proposal, abstentions and broker non-votes will have no effect on the outcome of these proposals.

Q: Is my vote confidential?

A: We will handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. Your vote will not be disclosed within or outside our Company, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Q: Where can I find the voting results of the Annual Meeting?

A: The preliminary voting results may be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election for the Annual Meeting and announced in a Current Report on Form 8-K as soon as practicable after the inspector of election tallies the final voting results.

Q: Who is paying the cost of this proxy solicitation?

A: We are paying the cost of soliciting proxies. We may retain a proxy solicitation firm to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses. We must pay brokerage firms and other persons representing beneficial owners of shares of common stock their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners who specifically request them and obtaining voting instructions from those beneficial owners.

In addition to soliciting proxies by mail, members of our Board and our officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who have previously requested electronic receipt of proxy materials.

Q: What if I have questions for the Company’s transfer agent?

A: Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Empire Stock Transfer, Inc.

1859 Whitney Mesa Dr.

Henderson, NV 89014

(702) 818-5898

Q: Who can help answer my questions?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Planet Green Holdings Corp.
9841 Washingtonian Blvd., Suite 200
Gaithersburg, MD 20878
Attention: Bin Zhou
Telephone: (202) 891-8907

THE DIRECTOR ELECTION PROPOSAL

Our Board currently consists of one class of five directors, with all directors elected to serve a one-year term.

At the Annual Meeting, stockholders are being asked to elect five directors, including five directors standing for re-election, to serve as members of our Board for one-year terms.

Bin Zhou, Lili Hu, Chao Chen, King Fai Leung and Yang Cao are currently directors of the Company who are standing for re-election at the Annual Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Position
Bin Zhou	30	Chairman and Director
Lili Hu	42	Director
Chao Chen	34	Director
King Fai Leung	48	Director
Yang Cao	29	Director

The following sets forth information regarding each nominee:

Bin Zhou has served as a director of the Company since May 2019 and the Chief Executive Officer since October 2019. He has served as chairman of the board of directors of Xianning Bozhuang since March 2019. Mr. Zhou was the general manager and legal representative of Hubei Qianding Equipment Manufacturing Co., Ltd., a mechanical equipment manufacturing company, from March 2016 to March 2019. He also served as supervisor of Hubei Henghao Real Estate Development Co., Ltd., a real estate development company, from April 2014 to June 2018. Mr. Zhou received his Bachelor of Law degree from National Judges College in Beijing, China. We believe Mr. Zhou is well qualified to serve on the Board because of his business and management experience.

Lili Hu has served as a director of the Company since May 2020 and the Chief Financial Officer of the Company since June 2019. She has over ten years of accounting experience. Ms. Hu has served as the financial director of Xianning Bozhuang Tea Products Co., Ltd., a wholly-owned subsidiary of the Company, since July 2018. From June 2016 to June 2018, Ms. Hu worked as an audit project manager with Hubei Puhua Lixin LLP, an audit firm in Hubei, China. From May 2014 to May 2016, Ms. Hu was a financial manager of Houfu Medical Device Co., Ltd., a medical device company in China. From January 2009 to December 2013, Ms. Hu served as the financial director of Hebei Rentian Gaopeng Mechanical Co., Ltd., a manufacturing company in China. From January 2006 to June 2008, Ms. Hu was the Chief Financial Officer of Hubei Hongfa Telecommunications Co., Ltd., a telecommunications company in China. Ms. Hu graduated from Hubei University of Science and Technology with a major in accounting. Ms. Hu is a Certified Public Accountant in China. We believe Ms. Hu is well qualified to serve on the Board because of her extensive finance and management experience.

Chao Chen has served as a director of the Company since April 2019. She has been an attorney at Beijing QianCheng law firm since August 2019. Prior to that, she was an attorney at Beijing Lanpeng Law Firm from May 2015 to August 2019. Her practice includes litigation, mergers and acquisitions and general corporate representation. Ms. Chen served as the legal manager of LightInTheBox Holding Co., Ltd., an international online retail company that is listed on New York Stock Exchange, from November 2018 to January 2019. From September 2013 to May 2015, Ms. Chen served as the senior project manager of China Aviation Supplies Holding Company, a company that provides aircraft procurement and support services on aviation supplies, and was responsible for the planning, procurement and execution of cross-border projects. Ms. Chen received her Master of Law degree from Beijing Institute of Technology and her Bachelor of Law degree from Southwest University for Nationalities. We believe Ms. Chen is well qualified to serve on the Board because of her experience and strong expertise in mergers and acquisitions and general corporate management.

King Fai Leung has served as a director of the Company since July 2019. He has over 20 years’ experience in finance and accounting. He has been the executive director of Maxima Energy Limited, an energy company in Hong Kong, since December 2018. Mr. Leung has also served as an independent director since November 2017 and was re-designated in March 2019 as an executive director and Chief Financial Officer of Chineseinvestors.com, Inc., a financial information website for Chinese-speaking investors (OTCQB: CIIX). He has also served as an independent director, chairman of the audit committee and a member of the remuneration and nomination committee of Daisho Microline Holdings Ltd., a Hong Kong-based investment holding company principally engaged in the manufacture and sales of printed circuit boards (HKG: 0567), since June 2015. In addition, Mr. Leung served as directors in various public companies, including Kirin Group Holdings Limited, an investment holding company principally engaged in the financial related business (HKG: 8109), Biostar Pharmaceuticals, Inc., a pharmaceutical and medical nutrient products company (OTC Pink: BSPM), and Hao Wen Holdings Limited, an investment holding company principally engaged in the manufacture and trading of biomass fuel in China (HKG: 8019). Mr. Leung earned his Bachelor of Commerce in Accounting and Finance from Deakin University in Victoria, Australia. He is a Certified Public Account in both Hong Kong and Australia. We believe Mr. Leung is well qualified to serve on the Board because of his extensive experience and expertise in finance and accounting.

Yang Cao has served as a director of the Company since March 2020. She has been practicing commercial law as an attorney with Hubei Kaicheng Law Office since November 2019. Prior to that, she served as a legal counsel to Xianning High-Tech Industrial Zone, a municipal government authority providing infrastructure and resources to high-tech companies, from November 2016 to November 2019. From October 2015 to November 2016, Ms. Cao worked as a compliance officer at Qingdao Inter-Credit Group Wuhan Branch, a business consulting company. Ms. Cao received her LL.B. degree from Hankou College and an LL.M. degree from Central China Normal University. We believe Ms. Cao is well qualified to serve on the Board because of her legal and compliance experience.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among any of the directors or the executive officers of the Company.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Annual Meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD.

THE INCENTIVE PLAN PROPOSAL

General

On October 12, 2020, the Board adopted the 2020 Equity Incentive Plan, or the Incentive Plan, subject to the approval of the Company’s stockholders. The purpose of the Incentive Plan is to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s common stock. Accordingly, the Board believes that the Incentive Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive.

If approved by the stockholders of the Company at the Annual Meeting, the Incentive Plan will become effective immediately. The Board is recommending that its stockholders approve the Incentive Plan. Material terms of the Incentive Plan are as described below. The summary is qualified in its entirety by reference to the specific language of the Incentive Plan, a copy of which is attached as Annex A.

Summary of the Incentive Plan

The following is summary of the principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in Annex A.

Purpose

The purpose of the Incentive Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The Incentive Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act, as amended. Presently, the Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Incentive Plan

Assuming the Incentive Plan Proposal is approved, there will be available for issuance 1,654,165 shares of common stock, which is 15% of the issued and outstanding shares of the Company’s common stock, immediately after the Annual Meeting under the Incentive Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the Incentive Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the number of shares available under the plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such stock option.

Under the Incentive Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

In connection with an entity’s merger or consolidation with the Company or any subsidiary or affiliate or the Company’s or any subsidiary’s or affiliate’s acquisition of an entity’s property or stock, the committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute incentive stock options will count against the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the plan.

Eligibility

The Company may grant awards under the Incentive Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the current number of employees of the Company and on the current size of the Board, the Company estimates that approximately 30 individuals are eligible for awards under the Incentive Plan.

Types of Awards

Options. The Incentive Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the Incentive Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the Incentive Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the Incentive Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The Incentive Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Restricted Stock Units. Under the Incentive Plan, the Company may also award restricted stock units. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions. The committee determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock units awards. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the committee.

Other Stock-Based Awards. Under the Incentive Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the Incentive Plan or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the Incentive Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the Incentive Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the Incentive Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

The committee may permit a holder to elect to pay the exercise price upon the exercise of a stock option by irrevocably authorizing a third party to sell shares of common stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The committee may also authorize other means for paying the exercise price of a stock option, including using the value of the stock option (as determined by the difference in the fair market value of the common stock and the exercise price of the stock option or other means determined by the committee).

If a holder engages in competition with the Company, solicits customers and employees, discloses confidential information of the Company, or is terminated for cause, the committee may require such holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such holder’s employment with the Company is terminated, subject to certain exceptions.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock. The obligations of the Company under the Incentive Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the Incentive Plan shall continue to remain effective until the earlier of (i) ten (10) years or (ii) the date when no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the Incentive Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the Incentive Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

The benefits that will be awarded or paid in connection with the increase in available shares under the Incentive Plan are not currently determinable. Awards granted under the Incentive Plan are within the discretion of the committee and the committee has not determined any future awards or who might receive them.

Vote Required

The approval of the Incentive Plan will require the affirmative vote of the holders of a majority of the Company’s common stock that vote on such proposal at the Annual Meeting. The Incentive Plan will become effective immediately upon approval.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN.

THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of WWC, P.C., Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of WWC, P.C. to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of WWC, P.C. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by WWC, P.C. that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of WWC, P.C., is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by WWC, P.C. for audit and non-audit services rendered to us in 2019 and 2018. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2019	2018

Audit Fees	$160,000	$140,000
Audit-Related Fees	-	-
Tax Fees	-	-
Total Fees	160,000	140,000

Audit Fees. We paid aggregate fees of $160,000 and $140,000 for the fiscal years ended December 31, 2019 and 2018, respectively, to WWC, P.C for professional services rendered by such firm for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees.  We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2019 and 2018, respectively, to WWC, P.C.

Tax Fees. We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2019 and 2018, respectively, to WWC, P.C. for professional services rendered for tax compliance, tax advice and tax planning. No tax services were provided by WWC, P.C. during such periods.

All Other Fees. We did not pay any fees to WWC, P.C. for any other professional services during the fiscal years ended December 31, 2019 and 2018.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services performed by WWC, P.C. during fiscal years 2019 and 2018 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WWC, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

THE SAY-ON-FREQUENCY PROPOSAL

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options, holding the advisory vote on executive compensation every one, two or three years, or abstain from voting.

After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore the Board recommends that the stockholders vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

You may choose from the following alternatives: every year, every two years, every three years or you may abstain. Brokers are not authorized to vote without instructions on this proposal. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will have no effect on the vote outcome. While the Board will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, the Board will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board’s determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE YEAR (3-YEAR) FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the actual beneficial ownership of our common stock as of the Record Date by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock and (ii) each of our current executive officers and directors.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Class
Officers and Directors:
Bin Zhou	1,622,000	14.71%
Lili Hu	-	-
Daqi Cui	-	-
Chao Chen	-	-
King Fai Leung	-	-
Yang Cao	-	-
Directors and officers as a group (6 persons)	1,622,000	14.71%
Other 5% Holders
Zhen Dai (2)	800,000	7.25%
Hongxiang Yu (3)	784,314	7.11%
Mengru Xu (4)	700,000	6.35%
Loujie Pu (5)	560,000	5.08%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878.

(2)	The mailing address of Zhen Dai is No. 65, Hetou Li, Zhifang Street, Jiangxia District, Hubei Province, Wuhan City, China 430200.

(3)	The mailing address of Hongxiang Yu is Room 901, Building 6, No. 1678 Jinshajiang Road, Putuo District, Shanghai, China 200333.

(4)	The mailing address of Mengru Xu is No. 1-4-3 Haijanli, Haigang District, Qinhuangdao City, Hebei, China 066000.

(5)	The mailing address of Loujie Pu is No. 201, Unit 2, Building 4, No. 45 Yuhan Road, Shizhong District, Jinan City, Shandong, China 250000.

CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended December 31, 2019, the Board held five meetings. Each of the current members of the Board attended at least 75% of the meetings held by the Board and any committee of the Board on which he or she was a part of during the time such director served as a member of the Board. We have no written policy regarding director attendance at annual meetings of stockholders.

Director Independence

The Board evaluates the independence of each nominee for election as a director in accordance with the NYSE American Company Guide Rules (the “NYSE American Company Guide Rules”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the NYSE American Company Guide Rules, and all directors who sit on our Audit Committee and Compensation Committee must also be independent directors.

The NYSE American definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, our employee and has not received certain payments from, or engaged in various types of business dealings with, us. In addition, as further required by the NYSE American Company Guide Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to us and our management.

As a result, the Board has affirmatively determined that other than Bin Zhou, none of our directors or director nominees has, or will have, a material relationship with the Company. The Board has also affirmatively determined that all members of our Audit Committee and Compensation Committee are independent directors.

Audit Committee and Audit Committee Financial Expert

The Audit Committee assists our board in monitoring:

-	our accounting, auditing, and financial reporting processes;

-	the integrity of our financial statements;

-	internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and

-	the appointment and evaluation of the qualifications and independence of our independent auditors.

King Fai Leung, Yang Cao and Chao Chen, all of whom are independent directors under SEC rules and the rules of NYSE American, are currently serving as members of the Audit Committee. Mr. Leung is the chairman of the Audit Committee and is our audit committee financial expert. Following the Annual Meeting, if the stockholders vote in favor of the Board’s recommendation, King Fai Leung, Yang Cao and Chao Chen will serve as members of the Audit Committee. Mr. King Fai Leung will continue to serve as the chairman of the Audit Committee.

The Audit Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at www.planetgreenholdings.com, and a printed copy of which is available to any stockholder requesting a copy by writing to: Planet Green Holdings Corp., c/o Board of Director Office, 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878. During the fiscal year ended December 31, 2019, our Audit Committee held five meetings.

Compensation Committee

The functions of the Compensation Committee are as follows:

●	to assist our board in discharging its responsibilities with respect to compensation of our executive officers and directors;

●	to evaluate the performance of our executive officers;

●	to assist our board in developing succession plans for executive officers; and

●	to administer our stock and incentive compensation plans and recommend changes in such plans to our board as needed.

The current members of the Compensation Committee are Chao Chen, King Fai Leung and Yang Cao. Ms. Chen is the chairperson of the Compensation Committee. Following the Annual Meeting, if the stockholders vote in favor of the Board’s recommendation, Chao Chen, King Fai Leung and Yang Cao will serve as members of the Compensation Committee. Ms. Chen will continue to serve as the chairperson of the Compensation Committee.

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of the Company or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves on the Board or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

The Compensation Committee may not delegate its responsibilities to another committee, individual director or member of management.

The Compensation Committee meets on an annual basis and holds special meetings as needed. The Compensation Committee meetings may be called by the Committee chairperson, the Chairman of the Board or a majority of committee members. The Chief Executive Officer and Chief Financial Officer also provide recommendations to the Compensation Committee relating to compensation of other executive officers. The Compensation Committee held five meetings in fiscal year ended December 31, 2019.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Corporate Governance Committee is responsible for, among other things:

●	to make recommendations to the Board with respect to the size and composition of the Board;

●	to make recommendations to the Board on the minimum qualifications and standards for director nominees and the selection criteria for the Board members;

●	to review the qualifications of potential candidates for the Board;

●	to make recommendations to the Board on nominees to be elected at the Annual Meeting of stockholders; and

●	to seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board for either appointment by the Board to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the stockholders.

The current members of the Nominating and Corporate Governance Committee are Yang Cao, Chao Chen and King Fai Leung. Ms. Yang Cao is the chairperson of the Nominating and Corporate Governance Committee. Following the Annual Meeting, if the stockholders vote in favor of the Board’s recommendation, Yang Cao, Chao Chen and King Fai Leung will serve as members of the Nominating and Corporate Governance Committee. Ms. Cao will continue to serve as the chairperson of the Nominating and Corporate Governance Committee.

During the fiscal year ended December 31, 2019, our Nominating and Corporate Governance Committee held five meetings.

Board Leadership Structure

Mr. Bin Zhou currently holds both the positions of Chief Executive Officer and Chairman of the Board. The board of directors believes that Mr. Zhou’s service as both Chief Executive Officer and Chairman of the Board has been in the best interests of the Company and its stockholders. Mr. Zhou possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on our relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company that recently became listed on a public exchange; as such, we have deemed it appropriate to be able to benefit from the guidance of Mr. Zhou as both our Chief Executive Officer and Chairman of the Board.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-today basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Ethics

Our Board adopted a Code of Ethics that applies to all of our directors, executive officers, including our principal executive officer, principal financial officer and principal accounting officer, and employees. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. The Code of Ethics is available on the Corporate Governance page of our website under the Investor link at www.planetgreenholdings.com, and a copy of the Code of Ethics is available to any stockholder requesting a copy by writing to: Planet Green Holdings Corp., c/o Board of Director Office, 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878. We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)
Planet Green Holdings Corp.

9841 Washingtonian Blvd., Suite 200

Gaithersburg, MD 20878

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The corporate secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board. The Audit Committee consists solely of independent directors, as defined by NYSE American Company Guide. The Audit Committee operates under a written charter to assure continued compliance with SEC and NYSE American Company Guide enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and our compliance with legal and regulatory requirements. Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2019 with management and with WWC, P.C., our independent registered public accounting firm. The Audit Committee has discussed with WWC, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and has discussed with WWC, P.C. the issue of their independence from our company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2019 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019. The Audit Committee has also recommended, subject to stockholder ratification, the selection of our independent registered public accounting firm for the year ending December 31, 2020.

Respectfully submitted by the Audit Committee,

King Fai Leung, Chairman
Chao Chen
Yang Cao

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all forms of compensation earned by our named executive officers during the fiscal years ended December 31, 2019 and 2018 for services provided to us and our subsidiaries. None of our current executive officers earned compensation that exceeded $100,000 during the fiscal years ended December 31, 2019 or 2018.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Bin Zhou,	2019	$96,000	$-	$-	$-	$-	$96,000
Chairman, Chief Executive Officer and Director	2018	$-	$-	$-	$-	$-	$-0-
			-	-	-	-
Lili Hu,	2019	$48,000	$-	$-	$-	$-	$48,000
Chief Financial Officer and Director	2018	$-	$-	$-	$-	$-	$-0-
			-	-	-	-
Daqi Cui,	2019	$96,000	$-	$-	$-	$-	$96,000
Chief Operating Officer	2018	$-	$-	$-	$-	$-	$-0-

Hongxiang Yu,	2019	$16,154	$-	$-	$-	$-	$16,154
Former President, Former Chief Executive Officer	2018	$16,154	$-	$-	$-	$-	$16,154
and Director

Yu Li,	2019	$16,154	$-	$-	$-	$-	$16,154
Former Chief Financial Officer	2018	$16,154	$-	$-	$-	$-	$16,154

Yimin Jin,	2019	$16,154	$-	$-	$-	$-	$16,154
Former Chief Strategic Officer and Director	2018	$16,154	$-	$-	$-	$-	$16,154

On June 24, 2019, the Board appointed Lili Hu to serve as the Chief Financial Officer. Pursuant to the employment agreement with Ms. Hu, we are obligated to pay Ms. Hu a compensation of $48,000 per year.

On June 18, 2019, the Board appointed Daqi Cui to serve as the Chief Operating Officer. Pursuant to the employment agreement with Mr. Cui, we are obligated to pay Mr. Cui a compensation of $96,000 per year.

On May 14 and October 25, 2019, the Board appointed Bin Zhou as a member of the Board and the Chief Executive Officer, respectively. Pursuant to the employment agreement with Mr. Zhou, we are obligated to pay Mr. Zhou a compensation of $96,000 per year.

On September 27, 2018, the Board appointed Yu Li as the Chief Financial Officer. Pursuant to the employment agreement with Ms. Li, we are obligated to pay Ms. Li a compensation of $16,154 per year. Ms. Li resigned on June 24, 2019.

On September 27, 2018, the Board appointed Hongxiang Yu to serve as the Chief Executive Officer and President of the Company. Pursuant to the employment agreement with Mr. Yu, we are obligated to pay Mr. Yu a compensation of $16,154 per year. Mr. Yu resigned on October 25, 2019.

On November 8, 2017, the Board appointed Yimin Jin as a member of the Board and the Chief Strategic Officer. Pursuant to the employment agreement with Mr. Jin, we are obligated to pay Mr. Jin a compensation of $16,154 per year. Mr. Jin resigned on May 14, 2019.

STOCKHOLDER PROPOSALS

We anticipate that the 2021 annual meeting of stockholders will be held on or about November 24, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received before June 18, 2021 by the Company at its offices at 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Empire Stock Transfer, Inc., as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding our common stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this proxy statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Empire Stock Transfer, Inc., by calling (702) 818-5898, or by forwarding a written request addressed to Empire Stock Transfer, Inc., 1859 Whitney Mesa Dr, Henderson, NV 89014. Promptly upon request, a separate copy of this proxy statement will be sent. By contacting Empire Stock Transfer, Inc., registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

OTHER MATTERS

Our Board does not intend to bring any other matters before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

Where You Can Find More Information

We file annual, quarterly and other reports and information with the SEC. All information filed with the SEC can be inspected over the internet at the SEC’s website at www.sec.gov. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Planet Green Holdings Corp., 9841 Washingtonian Blvd., Suite 200, Gaithersburg, MD 20878, Attn: Investor Relations.

Annex A

PLANET GREEN HOLDINGS CORP.

2020 Equity Incentive Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company and its Subsidiaries, Parent and Affiliates whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the stock of the Company. A Change in Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(i) “Company” means Planet Green Holdings Corp., a corporation incorporated under the laws of the State of Nevada.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 11.1.

(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s)  “Plan” means the Company’s 2020 Equity Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date), or, at the Company’s election, cash in the amount of the SAR Value.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award. No award shall vest in less than a one-year period.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company, Parent, Subsidiary or Affiliate to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company, Parent, Subsidiary and/or Affiliate outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

2.3. Interpretation of Plan. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Parent, Subsidiaries, Affiliates and Holders.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 1,654,165 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3. Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4. Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or Affiliate or the Company’s or any Subsidiary’s or Affiliate’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries, Parent or Affiliates who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company, a Subsidiary, Parent or Affiliate (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an Agreement (oral or written) with the Company or its Subsidiaries, Parent or Affiliates with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Stockholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company, Parent, Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company, Parent, Subsidiary or Affiliate without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Incentive Stock Options. The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Stockholder. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock; Restricted Stock Units.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. In addition, the Committee may award Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable Restriction Period, as set forth in an Agreement.

7.2. Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3. Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights.  A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.

(c) Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be [●], subject to the approval of the Plan by the Company’s stockholders within one year after the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s stockholders; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company, Parent, Subsidiary or Affiliate is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, Parent, Subsidiary or Affiliate, (ii) within two years after the date thereof, solicits any customers or employees of the Company, Parent, Subsidiary or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, Parent, Subsidiary or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, Parent, Subsidiary or Affiliate, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b) Termination for Cause. If a Holder’s employment with the Company, Parent, subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, shall return the full amount paid to the Holder in connection therewith.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, Parent, Subsidiary or Affiliate any right to continued employment with the Company, Parent, Subsidiary or Affiliate, nor shall it interfere in any way with the right of the Company, Parent, Subsidiary or Affiliate to terminate the employment of any Holder who is an employee at any time.

12.4. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5. Provisions for Foreign Participants.  The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

12.6. Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.7. Lock-Up Period. The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.8. Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Parent, Subsidiaries and Affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Parent, Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.8. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.9. Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.10. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.11. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.12. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.13. Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.14. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Nevada (without regard to choice of law provisions).

12.15. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.16. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.17. Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.18. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.19. Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

12.20. Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.21. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.22. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements.

BROADRIDGE FINANCIAL SOLUTIONS, INC.
C/O PLANET GREEN HOLDINGS CORP.
51 MERCEDES WY
EDGEWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on November 23, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on November 23, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

1a. Bin Zhou   1b. Lili Hu   1c. Chao Chen   1d. King Fai Leung   1e. Yang Cao

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval of the 2020 Equity Incentive Plan.	☐	☐	☐
3. Ratification of the appointment of WWC, P.C. as independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
4. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000474987_1   R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

PLANET GREEN HOLDINGS CORP.
Annual Meeting of Stockholders
November 24, 2020 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bin Zhou and Daqi Cui or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Planet Green Holdings Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on November 24, 2020 at 9841 Washingtonian Blvd, Suite 200, Gaithersburg, MD 20878, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000474987_2 R1.0.1.18

Continued and to be signed on reverse side